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Exhibit 99.4

Certification
Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002
(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of HealthTronics Surgical Services, Inc., a Georgia corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        (1)  The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ARGIL J. WHEELOCK, M.D. Argil J. Wheelock, M.D. Chairman of the Board and Chief Executive Officer March 25, 2003

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.

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  Exhibit 99.4
Certification Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002 (Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)